SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2002

RES-CARE, INC.
 (Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky (Address of principal executive offices)	40223 (Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted from this report.

Item 5. Other Events

     On November 5, 2002, Res-Care, Inc. issued a press release to announce its third quarter results. A copy of the press release is included as Exhibit 99 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

Not Applicable.

     (b)  Pro Forma Financial Information.

Not Applicable

     (c)  Exhibits.

The following exhibit is filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS	EXHIBIT

99	Press Release dated November 5, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: November 7, 2002	By /s/ Ronald G. Geary Ronald G. Geary Chairman, CEO and President